LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Schedule of loss per share
	For the year ended December 31
	2023	2022	2021
Calculation of basic earnings per share:
Net loss	(29,715)	(397,789)	(17,050)
Loss attributed to ordinary shareholders in USD	(29,715)	(397,789)	(17,050)

Weighted average number of ordinary shares	80,974,653	30,030,805	18,732,473

Basic and diluted loss per share attributed in USD	(0.37)	(13.25)	(0.91)